Exhibit 99.2

FINAL TRANSCRIPT

Conference Call Transcript

STFC - Q2 2011 State Auto Financial Corp Earnings Conference Call

Event Date/Time: Aug 02, 2011 / 02:00PM GMT

CORPORATE PARTICIPANTS

Steve English

State Auto Financial Corporation - VP, CFO

Bob Restrepo

State Auto Financial Corporation - President, Chairman and CEO

Matt Mrozek

State Auto Financial Corporation - VP, Chief Actuarial Officer

CONFERENCE CALL PARTICIPANTS

Paul Newsome

Sandler O’Neill - Analyst

Matt Rohrmann

Keefe, Bruyette & Woods - Analyst

Larry Greenberg

Langen McAlenney - Analyst

PRESENTATION

Operator

WELCOME AND THANK YOU ALL FOR STANDING BY. AT THIS TIME I WOULD LIKE TO REMIND PARTIES TODAY’S CALL IS BEING RECORDED. IF YOU HAVE ANY OBJECTIONS, YOU MAY DISCONNECT AT THIS TIME. ALL PARTIES ARE IN A LISTEN-ONLY MODE UNTIL THE QUESTION AND ANSWER SESSION. (OPERATOR INSTRUCTIONS).

I WILL NOW TURN THE MEETING OVER TO PRESIDENT, CHAIRMAN AND CEO BOB RESTREPO, AND VICE PRESIDENT AND CHIEF FINANCIAL OFFICER STEVE ENGLISH. THANK YOU. YOU MAY BEGIN.

Steve English - State Auto Financial Corporation - VP, CFO

THANK YOU ROSE. GOOD MORNING AND WELCOME TO OUR SECOND QUARTER 2011 EARNINGS CONFERENCE CALL. TODAY I’M JOINED BY MEMBERS OF STFC’S SENIOR MANAGEMENT TEAM - OUR CHAIRMAN, PRESIDENT AND CEO BOB RESTREPO; CHIEF INVESTMENT OFFICER, JIM DUEMEY; AND OUR CHIEF ACTUARIAL OFFICER, MATT MROZEK.

TODAY’S CALL WILL INCLUDE PREPARED REMARKS BY OUR CEO, BOB RESTREPO, AND ME, AFTER WHICH WE WILL OPEN THE LINES FOR QUESTIONS. PLEASE NOTE OUR COMMENTS TODAY MAY INCLUDE FORWARD-LOOKING STATEMENTS, WHICH BY THEIR NATURE INVOLVE A NUMBER OF RISK FACTORS AND UNCERTAINTIES WHICH MAY AFFECT FUTURE FINANCIAL PERFORMANCE. SUCH RISK FACTORS MAY CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE CONTAINED IN OUR PROJECTIONS OR FORWARD-LOOKING STATEMENTS.

THESE TYPES OF FACTORS ARE DISCUSSED AT THE END OF OUR PRESS RELEASE AS WELL AS IN OUR ANNUAL AND QUARTERLY FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION TO WHICH I REFER YOU. A FINANCIAL PACKET CONTAINING RECONCILIATIONS OF CERTAIN NON-GAAP MEASURES ALONG WITH SUPPLEMENTAL FINANCIAL INFORMATION WAS DISTRIBUTED TO REGISTERED PARTICIPANTS PRIOR TO THIS CALL AND MADE AVAILABLE TO ALL INTERESTED PARTIES ON OUR WEBSITE WWW.STATEAUTO.COM UNDER THE INVESTORS SECTION AS AN ATTACHMENT TO THE PRESS RELEASE.

NOW I WILL TURN THE CALL OVER TO STFC’S CHAIRMAN, PRESIDENT AND CEO, BOB RESTREPO.

Bob Restrepo - State Auto Financial Corporation - President, Chairman and CEO

THANK YOU STEVE. GOOD MORNING EVERYONE. SECOND-QUARTER RESULTS FOR BOTH THE INDUSTRY AND STATE AUTO WERE TERRIBLE.

IN ADDITION TO THE WIDELY REPORTED AND PREVIOUSLY DISCLOSED IMPACT OF CATASTROPHES, STATE AUTO FINANCIAL CORPORATION’S EARNINGS AND BOOK VALUE WERE ALSO AFFECTED BY A VALUATION ALLOWANCE WE HAVE ESTABLISHED AGAINST OUR NET DEFERRED TAX ASSETS. THIS ALLOWANCE REDUCED EARNINGS BY $115 MILLION AND OUR BOOK VALUE BY $2.86 PER SHARE. THE ALLOWANCE WAS TRIGGERED BY THE HISTORIC AND TRAGIC IMPACT OF THE SPRING STORMS THROUGHOUT OUR OPERATING TERRITORY.

ALL-IN, STATE AUTO FINANCIAL CORPORATION REPORTED A SECOND-QUARTER NET LOSS OF $201.4 MILLION OR $5.01 PER DILUTED SHARE. YEAR TO DATE, STFC HAS A NET LOSS OF $188.7 MILLION OR $4.70 PER DILUTED SHARE. BOOK VALUE PER SHARE NOW STANDS AT $16.77.

OUR GAAP COMBINED RATIO FOR THE SECOND QUARTER WAS 147% WITH CATASTROPHE LOSSES ACCOUNTING FOR 44.3% OF THE TOTAL LOSS RATIO OF 114%. OUR EX-CATASTROPHE LOSS RATIO RESULT WAS HIGHER THAN NORMAL BECAUSE OF HIGHER PERSONAL AUTO LOSS RATIOS, NON-CAT WEATHER AND INCREASED UNALLOCATED LOSS ADJUSTMENT EXPENSES DUE TO HIGHER LEVELS OF CLAIM ACTIVITY. ALTHOUGH CATASTROPHE RELATED, WE HISTORICALLY HAVE ONLY CLASSIFIED ALLOCATED, NOT UNALLOCATED, LOSS ADJUSTMENT EXPENSES AS CATASTROPHE EXPENSES.

FOLLOWING MY COMMENTARY ON EARNINGS AND OPERATING RESULTS, STEVE ENGLISH WILL EXPLAIN THE IMPACT OF THE NET TAX DEFERRED ASSET VALUATION ALLOWANCE ON OUR TAX AND CAPITAL POSITION GOING FORWARD.

IN ADDITION, HE WILL RECAP INVESTMENT INCOME RESULTS AND PROVIDE YOU AN UPDATE ON THE STATUS OF OUR MAJOR REINSURANCE TREATIES, WHICH WE RENEWED EFFECTIVE JULY 1.

HOMEOWNERS WAS OBVIOUSLY THE PRIMARY BUT NOT THE ONLY LINE AFFECTED BY THE SPRING STORMS. THE IMPACT OF THIS LINE FOR BOTH THE INDUSTRY AND STATE AUTO WAS TRULY HISTORIC. SO FAR THIS YEAR, I’VE VISITED 20 OF OUR OPERATING STATES MEETING WITH AGENTS AND EMPLOYEES WHILE OUTLINING OUR COMPANY STRATEGY.

PART OF MY PRESENTATION DISCUSSES THE IMPACT OF WIND, HAIL, TORNADO AND LIGHTNING LOSSES ON INDUSTRY RESULTS GOING BACK TO 1980. THROUGHOUT MOST OF THE ’90S AND THE FIRST PART OF THIS CENTURY, THE INDUSTRY TYPICALLY REPORTED ANNUAL LOSSES FROM WIND, HAIL, TORNADO AND LIGHTNING OF ABOUT $5 BILLION TO $6 BILLION PER YEAR. IN 2008, 2009 AND 2010 EXPERIENCE DETERIORATED AND THE INDUSTRY HAD APPROXIMATELY $10 BILLION IN LOSSES FOR THE ENTIRE YEAR.

BASED ON MY ROUGH ACCOUNTING, APRIL ALONE WILL GO DOWN AS A $10 BILLION MONTH. MAY WILL PROBABLY EXCEED $5 BILLION. GIVEN OUR GEOGRAPHIC FOOTPRINT, WE BORE OUR FAIR SHARE OF THESE LOSSES.

VIRTUALLY ALL OF OUR STATES WERE AFFECTED BY CATASTROPHE LOSSES FOR HOMEOWNERS, AUTO PHYSICAL DAMAGE, BOTH PERSONAL AND COMMERCIAL, AND COMMERCIAL PROPERTY. FOR ALL THESE LINES, BOTH THE FREQUENCY AND SEVERITY OF LOSSES WERE UNPRECEDENTED. THE ONLY STATES NOT SIGNIFICANTLY AFFECTED BY THE STORMS WERE ON OUR PERIPHERY — OUT WEST IN COLORADO, UTAH, AND IN THE DAKOTAS, AND THE EAST — CONNECTICUT, MARYLAND AND WEST VIRGINIA.

DESPITE THE WIDESPREAD SCOPE OF LOSSES, ALMOST 60% OF OUR LOSSES WERE CONCENTRATED IN FIVE STATES. IN ORDER OF IMPACT THEY WERE TENNESSEE, MISSOURI, OHIO, TEXAS AND ALABAMA. ALL-IN, WE HAD ALMOST 32,000 WEATHER-RELATED CLAIMS IN THE QUARTER, RESULTING FROM BOTH CATASTROPHES AND NON-CATASTROPHE WEATHER EVENTS.

OVER HALF OF THESE WERE PROPERTY-RELATED CATASTROPHE LOSSES. AND TO GIVE YOU SOME PERSPECTIVE, OUR PREVIOUS LARGEST LOSS WAS HURRICANE IKE IN 2008, WHERE WE HAD 17,000 CLAIMS.

THE FREQUENCY, SEVERITY AND SCOPE OF LOSSES FOR THIS QUARTER EXCEEDED ANYTHING WE PREVIOUSLY EXPERIENCED. IN MY EXPERIENCE, I’VE NEVER SEEN SO MANY TOTAL LOSSES AFFECTING HOMES, BUSINESSES, CARS AND GENERATING MAXIMUM PAYOUTS FOR ADDITIONAL LIVING EXPENSES AND FOR BUSINESS INTERRUPTION COVERAGE.

AS I MENTIONED, OUR NON CATASTROPHE EXPERIENCE IN HOMEOWNERS ALSO DETERIORATED, IN PART BECAUSE WE DO NOT ALLOCATE INTERNAL CLAIMS-RELATED COSTS AS CATASTROPHE LOSS ADJUSTMENT EXPENSES. AN EXAMPLE IS OUR INTERNAL CLAIMS EXPRESS UNIT WHICH HANDLES FIRST NOTICES OF LOSS. WE HIRED A SIGNIFICANT NUMBER OF PART-TIME HELP TO SUPPORT THIS UNIT AND THE INCREASE IN CALL ACTIVITY. ALL OF THIS EXPENSE WAS EMBEDDED IN OUR EX-CATASTROPHE HOMEOWNER LOSS RATIO.

WE CONTINUE TO FILE AND RECEIVE APPROVAL FOR DOUBLE DIGIT RATE INCREASES IN OUR HOMEOWNERS BOOK, BUT THE LOSS TREND IS ALSO INCREASING AT A DOUBLE DIGIT PACE. THE FREQUENCY AND SEVERITY OF STORMS OVER THE PAST SEVERAL YEARS HAS INCREASED DEMAND FOR BUILDING SUPPLIES, WHICH HAVE ALSO BEEN AFFECTED BY THE INCREASED PRICE OF OIL AND INFLATING THE COST OF SHINGLES AND OTHER BUILDING MATERIAL. THAT IS WHY PRICE ALONE WILL NOT IMPROVE RESULTS AND WHY WE CONTINUE TO ACT ON ACHIEVING INSURANCE TO VALUE, REQUIRING HIGHER DEDUCTIBLES, ROLLING OUT BY-PERIL RATING AND PRUNING THE AGENCY PLANT.

AS AGGRESSIVE AS WE’VE BEEN WITH OUR HOMEOWNERS REMEDIATION ACTIONS, CLEARLY THEY WEREN’T ENOUGH TO OFFSET THE UNPRECEDENTED STORM ACTIVITY WE SAW THIS PAST QUARTER. WE’LL PRESS FOR EVEN MORE SIGNIFICANT PRICE INCREASES GOING FORWARD. IN ADDITION, WE’RE EVALUATING OUR PRESENCE IN A NUMBER OF STATES AND GEOGRAPHIC LOCATIONS.

WE HAVE ALREADY EXITED FOUR STATES FOR PERSONAL LINES – FLORIDA, OKLAHOMA, AND MOST RECENTLY MASSACHUSETTS AND RHODE ISLAND. WE ARE IN THE PROCESS OF EVALUATING ADDITIONAL STATES AND GEOGRAPHIC AREAS TO DETERMINE IF WE NEED TO GET SMALLER, EXIT THE STATE OR REDUCE AGENCY REPRESENTATION FOR PERSONAL LINES. WE WON’T CONTINUE TO ALLOCATE CAPITAL TO LINES OR STATES WHERE WE CAN’T SEE A REASONABLE OPPORTUNITY TO MAKE A PROFIT IN THE NEAR FUTURE.

FROM A PRODUCTION STANDPOINT, ALL OUR HOMEOWNERS GROWTH IS COMING FROM STATES THAT WE HAVE EITHER EXPANDED INTO OR IDENTIFIED AS PROFITABLE GROWTH OPPORTUNITIES. OUR CORE STATES OF OHIO, KENTUCKY AND INDIANA ALONG WITH OTHER NON-TARGETED STATES HAVE A POLICY COUNT LOSS CLOSE TO 10% THIS YEAR. I EXPECT THIS DECLINE WILL ACCELERATE GOING FORWARD AS WE UPDATE OUR PRICING, UNDERWRITING AND AGENCY MANAGEMENT ACTION PLANS.

OUR FARMOWNERS BUSINESS, WHICH IS EMBEDDED IN OTHER PERSONAL LINES, ALSO EXPERIENCED AN INCREASE IN NON-CATASTROPHE WEATHER RELATED LOSSES AND ALSO INCLUDED A $1 MILLION LAWSUIT SETTLEMENT ON AN OLD CASE INCURRED IN 2006. OTHERWISE OUR NON-CATASTROPHE LOSS RATIO CONTINUES TO BE GOOD IN THIS SEGMENT.

EXCLUDING THE IMPACT OF CATASTROPHE LOSSES, OUR PERSONAL AUTO BUSINESS CONTINUES TO PRODUCE GOOD RESULTS. LOSS RATIOS REMAIN A BIT ELEVATED DUE TO LARGE BODILY INJURY LOSSES AS WE MORE AGGRESSIVELY MANAGED OUTSTANDING OPEN BODILY INJURY AND GENERAL LIABILITY CASES, PRIMARILY IN PREVIOUS ACCIDENT YEARS. WE EXPECT THE IMPACT OF THIS MORE AGGRESSIVE FILE MANAGEMENT ON OUR CASE BASIS RESERVES TO DIMINISH OVER TIME.

INCREASED SEVERITY IN PIP AND INCREASED FREQUENCY OF UNINSURED MOTORISTS AND UNDERINSURED MOTORIST CLAIMS HAS ALSO ELEVATED OUR LOSS RATIO AND INFLUENCED OUR PRICING ACTIONS GOING FORWARD. PERSONAL AUTO PRICES ARE UP 2.5% FOR THE QUARTER AND 2.7% YEAR TO DATE.

OUR PRODUCTION RESULTS IN PERSONAL AUTO CONTINUE TO BE AFFECTED BY OUR HOMEOWNERS RATE, UNDERWRITING AND AGENCY ACTIONS. NEW BUSINESS IS DOWN SINCE WE ARE NOT AS COMPETITIVE ON AN ACCOUNT BASIS OR ON A BUNDLED BASIS, AND RETENTION IS OFF A BIT PRIMARILY DUE TO RUN OFF FROM TERMINATED AGENTS.

ALL OF OUR GROWTH IN AUTO IS COMING IN STATES IDENTIFIED AS EXPANSION OR TARGETS FOR GROWTH. OUR CORE AND OTHER STATES EXPERIENCED A POLICY COUNT DECLINE OF ALMOST 7% AFFECTED BY HOMEOWNERS ACTIONS, AGENCY TERMINATIONS AND THE SALE OF OUR NONSTANDARD AUTOMOBILE BUSINESS.

IN THE BUSINESS INSURANCE SEGMENT, CATASTROPHE AND NON-CATASTROPHE WEATHER IS ALSO THE STORY. OUR EX-CATASTROPHE LOSS RATIO RESULTS ARE ROUGHLY THE SAME AS LAST YEAR AND LAST QUARTER. OUR LIABILITY LOSS RATIOS REMAIN ELEVATED AS WE CONTINUE OUR REVIEW OF PRIOR ACCIDENT YEAR CASE RESERVES.

PRICE PER EXPOSURE RESULTS ARE FLAT IN OUR SMALL ACCOUNT ORIENTED BOOK. PREMIUM RATE LEVELS ON OUR LARGER ACCOUNTS, WHICH IS A RELATIVELY SMALL PART OF OUR COMMERCIAL BUSINESS, IS SEEING LOW SINGLE-DIGIT PRICE INCREASES. WE’RE TAKING STEPS TO BEGIN TO ACHIEVE THE SAME KIND OF RESULT IN OUR SMALL ACCOUNT BOOK OVER THE NEXT 18 MONTHS.

BUSINESS INSURANCE PRODUCTION IS FLAT, WITH RETENTION AND NEW BUSINESS LEVELS LARGELY UNCHANGED.

SPECIALTY INSURANCE WAS THE ONLY SEGMENT NOT AFFECTED BY THE WEATHER. IT IS ALSO THE SEGMENT THAT IS DRIVING STATE AUTO FINANCIAL’S GROWTH AND DIVERSIFICATION.

LOSS RATIO RESULTS ARE LARGELY UNCHANGED WITH ACCEPTABLE RESULTS COMING FROM OUR PROGRAM MANAGEMENT AND ALTERNATIVE RISK TRANSFER BUSINESS, RED. OUR UNDERLYING WORKERS COMPENSATION RESULTS ARE IMPROVING, BUT HAVE BEEN AFFECTED BY MORE ACTIVE CLAIM FILE MANAGEMENT ON THE LEGACY STATE AUTO BOOK. WE REMAIN OPTIMISTIC ABOUT OUR ABILITY TO GROW AND PROFIT IN THE SMALL GUARANTEED COST WORKERS COMPENSATION BUSINESS.

WE HAVE COMPLETED THE INTEGRATION OF OUR CLAIM AND PRODUCT MANAGEMENT FUNCTIONS AND HAVE A PROTOTYPE MARKETING PLAN IN PLACE WITH 100 AGENTS IN FIVE STATES. OUR STRATEGY IS TO TARGET THE SMALL ACCOUNT MARKET, PARTICULARLY POLICY SIZES UNDER $10,000. WE ALSO PLAN TO FOCUS OUR MARKETING EFFORTS ON FOUR-WALL CLASSIFICATIONS IN STATES WITH ATTRACTIVE REGULATORY CLIMATES AND PROFITABLE LOSS RATIOS.

ROCKHILL’S GROWTH HAS BEEN SOLID AND OUR UNDERWRITING RESULTS ARE EXCELLENT. WE THINK WE’RE WELL-POSITIONED IN THE SPECIALTY SEGMENT FOR AN EVENTUAL TURN IN THE MARKET. IN ADDITION, THE QUARTER DEMONSTRATED HOW UNCORRELATED OUR SPECIALTY BUSINESS IS TO THE KIND OF WEATHER PATTERNS THAT HAVE PLAGUED OUR HOMEOWNER AND COMMERCIAL PROPERTY BUSINESS FOR SEVERAL YEARS.

WE WILL CONTINUE TO INVEST IN OUR SPECIALTY SEGMENT AND REDUCE THE RELATIVE SIZE OF OUR PROPERTY LINES AND ITS TRADITIONALLY NEGATIVE IMPACT ON OUR PROFITABILITY.

WITH THAT, I WILL TURN YOU OVER TO STEVE BEFORE WE OPEN THE LINES FOR YOUR QUESTIONS. STEVE?

Steve English - State Auto Financial Corporation - VP, CFO

THANK YOU BOB. BEFORE I ADDRESS THE IMPACT OF THE SECOND QUARTER ON OUR CAPITAL, I WOULD LIKE TO FIRST CLARIFY THE FINANCIAL STATEMENT IMPACT OF THE VALUATION ALLOWANCE. INCLUDED IN THE INVESTOR PACKET THIS QUARTER IS SOME ADDITIONAL INFORMATION FOR OUR TAX ACCOUNTS WHICH MAY BE HELPFUL AS I COMMENT.

AT JUNE 30, 2011 PRIOR TO ESTABLISHING THE ALLOWANCE, STFC’S NET DEFERRED TAX ASSETS TOTALED $116.9 MILLION, COMPARED TO $85.1 MILLION AT MARCH 31, 2011 AND $86.3 MILLION AT DECEMBER 31, 2010. THE INCREASE IN THE JUNE 30, 2011 BALANCE PRIMARILY RELATED TO THE NET OPERATING LOSS CARRY-FORWARD GENERATED IN THE SECOND QUARTER REFLECTING THE IMPACT OF THE SECOND QUARTER STORM LOSSES.

IN ADDITION, PRIOR TO ESTABLISHING THE ALLOWANCE, STFC HAD RECORDED A NET FEDERAL INCOME TAX BENEFIT OF $48.5 MILLION FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2011 BASED UPON ACTUAL RESULTS. THIS NET INCOME TAX BENEFIT WAS COMPRISED OF A CURRENT BENEFIT OF $6.8 MILLION AND A DEFERRED BENEFIT OF $41.7 MILLION. THE CURRENT BENEFIT RELATES TO CARRYING BACK AN AMT LOSS GENERATED IN THE SECOND QUARTER TO PRIOR YEARS.

THE ESTABLISHMENT OF AN ALLOWANCE IN THE AMOUNT OF $115 MILLION WAS RECORDED AS A CHARGE TO THE INCOME STATEMENT AND INCLUDED IN INCOME TAX EXPENSE, RESULTING IN NET TAX EXPENSE FOR THE SIX-MONTH PERIOD OF $66.5 MILLION.

AS DISCUSSED IN OUR 2010 FORM 10-K, WE REVIEW OUR DEFERRED TAX ASSETS EACH PERIOD TO DETERMINE IF THEY ARE REALIZABLE, AS REQUIRED BY FINANCIAL ACCOUNTING STANDARDS BOARD’S ACCOUNTING STANDARDS CODIFICATION 740, INCOME TAXES, OR ASC 740. THIS EVALUATION REQUIRES US TO MAKE CERTAIN JUDGMENTS AND ASSUMPTIONS.

IN EVALUATING THE ABILITY TO RECOVER DEFERRED TAX ASSETS, WE CONSIDER ALL AVAILABLE EVIDENCE INCLUDING LOSS CARRY-BACK POTENTIAL, PAST OPERATING RESULTS, EXISTENCE OF CUMULATIVE LOSSES IN THE MOST RECENT YEARS, PROJECTED PERFORMANCE OF THE BUSINESS, FUTURE TAXABLE INCOME INCLUDING THE ABILITY TO GENERATE CAPITAL GAINS, AND PRUDENT AND FEASIBLE TAX PLANNING STRATEGIES. WHEN POSITIVE EVIDENCE OUTWEIGHS THE NEGATIVE EVIDENCE, THE ASSETS ARE CONSIDERED RECOVERABLE.

UPON COMPLETION OF THIS EVALUATION FOR OUR FIRST QUARTER OF 2011, WE HAD CONCLUDED OUR DEFERRED TAX ASSETS WERE RECOVERABLE AS WE POSTED EARNINGS CONSISTENT WITH OUR BUSINESS PLAN AND STRATEGIES. HOWEVER, THE MAGNITUDE OF THE SECOND QUARTER CATASTROPHE LOSSES FROM UNPRECEDENTED STORMS EXPERIENCED INDUSTRY-WIDE, WHICH BY FAR EXCEEDED OUR PROJECTIONS, HAS RESULTED IN AN EXPECTATION THAT WE WILL REPORT A LOSS FOR 2011 AND HAVE A TAX LOSS FOR THE CURRENT YEAR.

CONSIDERING THIS NEGATIVE EVIDENCE, OUR RECENT LOSSES AND THE VOLATILITY OF OUR PROPERTY RESULTS, WE CONCLUDED A VALUATION ALLOWANCE WAS REQUIRED UNDER ASC 740 AS OF JUNE 30. IN FUTURE PERIODS WE WILL REASSESS OUR JUDGMENTS AND ASSUMPTIONS. BUT UNTIL SUCH TIME THE POSITIVE EVIDENCE EXCEEDS THE NEGATIVE EVIDENCE, WE WILL MAINTAIN AN ALLOWANCE.

UNTIL THAT TIME, AS WE REPORT EARNINGS AND GENERATE TAXABLE INCOME, WE DO NOT EXPECT TO RECOGNIZE ANY INCOME TAX EXPENSE AS WE UTILIZE OUR NOL CARRY-FORWARD AND RELEASE A CORRESPONDING AMOUNT OF THE ALLOWANCE. ALTERNATIVELY, ANY REPORTED LOSSES WILL ADD TO OUR NOL AND BE RESERVED AGAINST BY ADDING TO THE ALLOWANCE.

AS WE NOTED IN OUR PRESS RELEASE LAST WEEK, THIS IS A NON-CASH CHARGE AND DOES NOT CHANGE OUR VIEW OF THE LONG-TERM PROSPECTS FOR OUR COMPANY. NOR DOES IT PRECLUDE US FROM ACTUALLY REALIZING THESE TAX BENEFITS. THE TAX LOSS CARRYFORWARD PERIOD IS 20 YEARS.

AS BOB NOTED, OUR BOOK VALUE PER SHARE IS $16.77 AND OUR GAAP EQUITY IS $674.7 MILLION. THE STFC INSURANCE SUBSIDIARY’S STATUTORY CAPITAL AT JUNE 30, 2011 IS $593.4 MILLION. I WOULD LIKE TO ADD THERE ARE SIMILAR RULES RELATING TO STATUTORY DEFERRED TAX ASSETS AND WE’VE ALSO PROVIDED FOR AN ALLOWANCE ON A STATUTORY BASIS.

THIS IS RECORDED ENTIRELY AS A SURPLUS ADJUSTMENT. WE RECOGNIZE THAT STFC IS NOW MORE HIGHLY LEVERAGED WHEN LOOKING AT CAPITAL MEASURES SUCH AS PREMIUMS TO SURPLUS RATIOS. USING THE LAST 12 MONTHS OF NET WRITTEN PREMIUM, STFC’S STATUTORY PREMIUMS TO SURPLUS RATIO IS 2.4 TIMES.

HOWEVER, OUR DEBT TO CAPITAL RATIO REMAINS LOW AT 14.7% AND WE CONTINUE TO MAINTAIN COMFORTABLE RISK-BASED CAPITAL RATIOS FOR REGULATORY PURPOSES. ON A GROUP BASIS, OUR PREMIUM TO SURPLUS LEVERAGE IS 1.5 AND OTHER CAPITAL MEASURES, SUCH AS AM BEST’S, CAPITAL ADEQUACY RATIO REMAINS STRONG. WE ARE, HOWEVER, EVALUATING SEVERAL POSSIBLE ACTIONS DESIGNED TO ADDRESS OUR LEVERAGE WHICH MAY BE NEAR TERM IN NATURE AS WELL AS TO IMPROVE OUR LONGER-TERM PROFITABILITY.

WHILE WE BELIEVE WE HAVE THE RIGHT STRATEGIES SURROUNDING PRODUCTS AND DIVERSIFICATION, IT IS CLEAR FROM THIS QUARTER’S RESULTS WE NEED TO CONSIDER ADDITIONAL STEPS. THESE STEPS MAY INCLUDE BUT ARE NOT LIMITED TO EVALUATING POSSIBLE REINSURANCE SOLUTIONS, INCLUDING AMENDING OUR INTERCOMPANY POOLING AGREEMENT TO REDUCE LEVERAGE AT STFC; IDENTIFYING ADDITIONAL OPERATIONAL CHANGES TO LOWER EXPENSES; ACCELERATING RATE ACTIONS ACROSS ALL LINES OF BUSINESS, ESPECIALLY HOMEOWNERS; AND TARGETING REDUCTIONS IN CERTAIN STATES BY CURTAILING NEW PROPERTY BUSINESS, TERMINATING EXISTING BUSINESS OR TAKING AGENCY ACTION.

WE WILL BE DISCUSSING THESE POSSIBLE ACTIONS WITH OUR BOARD OF DIRECTORS AT THEIR MEETING NEXT WEEK.

OUR LIQUIDITY REMAINS EXCELLENT, WHICH IS A TESTAMENT TO OUR CONSERVATIVE INVESTMENT STRATEGIES. WE MAINTAIN A $100 MILLION UNUSED LINE OF CREDIT WHICH CONTAINS TYPICAL COVENANTS, INCLUDING A REQUIRED MINIMUM GAAP EQUITY VALUE.

AS A RESULT OF OUR SECOND QUARTER LOSS, OUR GAAP EQUITY IS BELOW THE REQUIRED MINIMUM OF $702 MILLION. OUR BANK GROUP HAS WAIVED THIS COVENANT VIOLATION UNTIL SEPTEMBER 30, 2011. GIVEN THAT THE LINE OF CREDIT IS DUE TO EXPIRE WITHIN ONE YEAR, WE WILL BE WORKING WITH OUR BANK GROUP IN THE COMING WEEKS AND EXPECT TO NEGOTIATE A REPLACEMENT LINE OF CREDIT EXTENDING BEYOND NEXT JULY’S EXPIRATION DATE.

AND SPEAKING OF INVESTMENT STRATEGIES, THE VALUATIONS OF OUR INVESTMENTS IMPROVED OVERALL DRIVEN BY LOWER INTEREST RATES AND FIXED INCOME VALUATIONS. THE DURATION OF THE FIXED INCOME PORTFOLIO IS 4.6. QUALITY REMAINS HIGH AND THE TREND OF OWNING PROPORTIONATELY FEWER MUNICIPAL BONDS CONTINUES.

OUR INVESTMENT INCOME FOR THE QUARTER WAS SIGNIFICANTLY IMPACTED BY TIPS, WHICH CONTRIBUTED AN ADDITIONAL $4 MILLION OVER LAST YEAR’S SECOND QUARTER RESULTS. THE BOOK VALUE OF OUR TIPS AT JUNE 30, 2011 WAS $235.3 MILLION COMPARED TO $152.6 MILLION AT JUNE 30, 2010.

FINALLY I WOULD LIKE TO COMMENT ON OUR RECENT REINSURANCE RENEWAL SEASON. AS YOU MAY RECALL, MANY OF OUR TREATIES RENEW EACH YEAR ON JULY 1. WE ARE IN THE PROCESS OF EVALUATING OUR REINSURANCE ON A GROUP WIDE BASIS FOR ALL OF OUR BUSINESS UNITS.

REINSURANCE COVERAGE FOR BUSINESS WRITTEN BY OUR ROCKHILL SPECIALTY UNIT CONTINUES UNDER SEPARATE TREATIES. FOR OUR CASUALTY EXCESS OF LOSS TREATIES, NO SIGNIFICANT CHANGES WERE MADE IN COVERAGE AND RATES WERE LOWER IN THE SINGLE DIGIT RANGE.

WE DID MAKE A CHANGE TO OUR WORKERS COMPENSATION REINSURANCE STRUCTURE, CONSOLIDATING ALL OF OUR WORKERS COMPENSATION BUSINESS UNDER ONE TREATY INCLUDING BUSINESS WRITTEN BY RTW. PREVIOUSLY, OUR COVERAGE UNDER THE STATE AUTO TREATY WAS $8 MILLION IN EXCESS OF A $2 MILLION RETENTION. THE COVERAGE IS NOW $9 MILLION OF LIMIT IN EXCESS OF A $1 MILLION RETENTION WHICH MIRRORS RTW’S EXPIRING REINSURANCE STRUCTURE.

WE CONTINUE TO MAINTAIN $10 MILLION IN EXCESS OF $10 MILLION FOR CATASTROPHE WORKERS COMPENSATION EXPOSURE. THE NET ADDITIONAL PREMIUM INCLUDING THE ADDITIONAL COVERAGE IS LESS THAN $1 MILLION ON A GROUP BASIS. ON THE PROPERTY PER RISK TREATY, WE AGAIN MADE NO SIGNIFICANT CHANGES TO THE PROGRAM. RATES WERE UP, REFLECTING SOME OF THE RECENT FIRE EXPERIENCE WE HAD REPORTED ON IN PAST QUARTERS, BUT NOT MATERIALLY RELATIVE TO THE SIZE OF OUR PROPERTY BOOK.

FOR PROPERTY CATASTROPHE COVERAGE, WE ADDED $50 MILLION MORE LIMIT, SUCH THAT WE NOW HAVE $160 MILLION IN EXCESS OF $55 MILLION RETENTION. WE DO PARTICIPATE AT 5% IN THE LIMIT. A HANDFUL OF FACTORS, INCLUDING WORLDWIDE CATASTROPHE EVENTS SUCH AS THE JAPAN EARTHQUAKE AND TSUNAMI, THE RELEASE OF REVISED CATASTROPHE MODELS, STATE AUTO’S GROWTH IN THE SOUTHWEST AND NORTHEAST, AS WELL AS ADDING TO OUR COVERAGE IMPACTED THE RENEWAL.

I’M PLEASED TO REPORT, THOUGH, THE PROGRAM WAS COMPLETELY FILLED BEFORE JULY 1. OUR DECISION TO ADD LIMIT WAS BASED UPON OUR EVALUATION OF THE LATEST MODELS AND CONSIDERING OUR INTERNAL RISK GUIDELINES. WITH A SIGNIFICANT INCREASE IN LIMIT AND A HARDENING PROPERTY CATASTROPHE MARKET AT JULY 1, THE CEDED PREMIUM SPEND WILL INCREASE THOUGH LESS THAN 40 BASIS POINTS RELATIVE TO TOTAL PREMIUM.

AND WITH THAT, WE WOULD LIKE TO OPEN THE LINE FOR ANY QUESTIONS YOU MAY HAVE. ROSE?

QUESTION AND ANSWER

Operator

(OPERATOR INSTRUCTIONS) PAUL NEWSOME.

Paul Newsome - Sandler O’Neill - Analyst

GOOD MORNING AND THANKS FOR THE CALL FOLKS. I ACTUALLY WANTED TO ASK ABOUT THE PIP SEVERITY INCREASE THAT POPPED UP THERE. IT LOOKS LIKE THAT’S SORT OF EXCLUDING CATASTROPHE LOSSES. COULD YOU MAYBE FOCUS A LITTLE BIT MORE ON THAT AND KIND OF WHAT IS GOING ON THE PIECES OF THE MEDICAL AUTO BUSINESS?

Bob Restrepo - State Auto Financial Corporation - President, Chairman and CEO

YES, AND I WILL ASK MATT MROZEK TO EMBELLISH, IF YOU WILL, ON ANYTHING THAT I SAY. BUT FOR THE LAST YEAR OR SO, I THINK ONE OF THE SYMPTOMS OF THE ECONOMY IS DEFINITELY WHAT WE’RE SEEING IN UNDER INSURED AND UNINSURED MOTORISTS. YOU DIDN’T ASK ABOUT THAT, BUT IT IS DEFINITELY A DRIVER. WE’RE SEEING MORE PEOPLE WITH LOWER LIMITS OR MORE PEOPLE DRIVING WITHOUT INSURANCE, AND THAT HAS DEFINITELY AFFECTED OUR LOSS TRENDS FOR UM AND UIM.

EVEN BEFORE THE ECONOMIC DIFFICULTIES IN 2008, WE’VE ALL BEEN SEEING INCREASING MEDICAL COSTS REALLY ACROSS THE BOARD. IT’S THE PRIMARY DRIVER RIGHT NOW OF WORKERS COMPENSATION INCREASES. IT’S A BIG FACTOR IN BODILY INJURY, BUT IT IS OBVIOUSLY MOST PART MOST CONCENTRATED IN PIP.

WE’VE SEEN THAT TREND FOR SEVERAL YEARS AND WE’RE WORKING HARD TO STAY AHEAD OF THE LOSS CURVE, BUT WE REALLY — BUT THE SEVERITY CONTINUES. THE SEVERITY CONTINUES TO INCREASE. AND WITH ALL OF THE UNCERTAINTY ABOUT HEALTHCARE REFORM GOING FORWARD, I EXPECT THAT THERE’S GOING TO CONTINUE TO BE A LOT OF PRESSURE FOR COST SHIFTING OUT OF TRADITIONAL HEALTH INSURANCE FACILITIES OR NEW HEALTH INSURANCE FACILITIES INTO SYSTEMS LIKE PIP.

SO WE’RE EXPECTING THE SEVERITY TO CONTINUE AND WE WILL CONTINUE TO TRY TO STAY AHEAD OF THE LOSS CURVE WITH OUR PRICING ACTIONS. MATT, ANYTHING TO ADD?

Matt Mrozek - State Auto Financial Corporation - VP, Chief Actuarial Officer

I WOULD JUST ADD THAT THE PIP DOLLARS ARE RELATIVELY SMALL RELATIVE TO THE TOTAL PERSONAL AUTO BOOK, SO THE DRIVER OF THE SEVERITY IS MORE BODILY INJURY COVERAGE WHICH IS -11. AND OVER THE LAST YEAR, THE 18 MONTHS, THE TOTAL FREQUENCY HAS BEEN ANYWHERE FROM -3 TO PLUS 1, AND YOU SEE THIS QUARTER AT -11. SO WHILE ALL THE POINTS THAT BOB NOTED ON THE PIP SEVERITY, THAT CONTRIBUTION IS STILL PRETTY MINIMAL.

Paul Newsome - Sandler O’Neill - Analyst

THANKS. AND MAYBE A FOLLOW-UP TO STEVE’S CAPITAL COMMENTS, WHERE ARE YOU FROM A HOLDING COMPANY CAPITAL PERSPECTIVE? AND DO YOU HAVE ANY THOUGHTS ON SORT OF USE OF HOLDING COMPANY CAPITAL — DIVIDEND AND OTHER USES?

Steve English - State Auto Financial Corporation - VP, CFO

WHEN YOU SAY WHERE ARE WE AT FROM A HOLDING COMPANY CAPITAL POSITION, ARE YOU REALLY ASKING ABOUT LIQUIDITY AT THE HOLDING CAPITAL AND THE NEED TO PULL CAPITAL OUT OF THE INSURANCE SUBS?

Paul Newsome - Sandler O’Neill - Analyst

YES.

Steve English - State Auto Financial Corporation - VP, CFO

WE ACTUALLY HAVE VERY GOOD LIQUIDITY AT THE MOMENT AT THE HOLDING COMPANY. WHEN WE SOLD STATE AUTO NATIONAL LAST YEAR, WE HAD TAKEN SOME CAPITAL OUT OF THAT COMPANY. AND THEN THE SALES PROCEEDS FROM THE SALE WERE ALL RETAINED AT THE HOLDING COMPANY. WE HAD CONTRIBUTED SOME OF THAT BACK DOWN INTO THE INSURANCE SUBS, BUT KEPT ENOUGH LIQUIDITY TO CERTAINLY GET US THROUGH THIS YEAR AND INTO NEXT YEAR.

IN REGARDS TO DIVIDEND POLICY, WE REVIEW THAT ANNUALLY IN THE FALL. AND CERTAINLY AS WE HAVE DISCUSSIONS WITH OUR BOARD HERE NEXT WEEK IN REGARDS TO CAPITAL, WE WILL BE DISCUSSING THAT AS WELL.

Paul Newsome - Sandler O’Neill - Analyst

GREAT, TERRIFIC. I WILL LET SOME OTHER FOLKS ASK QUESTIONS.

Operator

MATT ROHRMANN.

Matt Rohrmann - Keefe, Bruyette & Woods - Analyst

BOB, I’M SORRY; COULD YOU JUST TELL ME AGAIN THE STATES YOU SAID WERE THE TOP FIVE IN LOSS? I KNOW YOU SAID TENNESSEE, MISSOURI.

Bob Restrepo - State Auto Financial Corporation - President, Chairman and CEO

TENNESSEE WAS THE LARGEST. MISSOURI WAS NUMBER TWO. AND THEN OUR TWO LARGEST PERSONAL LINE STATES WERE NEXT IN ORDER — OHIO AND TEXAS.

AND THEN ALABAMA WAS PROBABLY, NEXT TO MISSOURI, MORE DEVASTATED THAN ANY STATE IN THE SPRING. THAT WAS THE FIFTH STATE. AND THEY COLLECTIVELY WERE JUST UNDER 60% OF OUR TOTAL LOSS DOLLARS.

Matt Rohrmann - Keefe, Bruyette & Woods - Analyst

OKAY, GREAT. AND BOB, I KNOW YOU HAVE TALKED ABOUT VARIOUS INITIATIVES IN PLACE AND THOSE POTENTIALLY BE PUT IN PLACE. COULD YOU TALK MORE ABOUT WITHIN EACH OF YOUR STATES ANY SORT OF CHANGE IN LOOKING AT THE CONCENTRATION OF BUSINESS BEING WRITTEN OR ANY POLICY CHANGES FOR YOUR AGENTS?

Bob Restrepo - State Auto Financial Corporation - President, Chairman and CEO

YES. REALLY GOING BACK TWO YEARS AS PART OF OUR ENTERPRISE RISK MANAGEMENT REVIEW, WE MODELED THE FREQUENCY AND SEVERITY OF WIND AND HAIL AS BEST AS WE COULD, GIVEN THE STATE-OF-THE-ART WITH THE MODEL AND — IN ALL THE STATES. AND WE IDENTIFIED SEVERAL AREAS WHERE WE THOUGHT THAT OUR TOTAL INSURED VALUE WAS HIGH RELATIVE TO THE RETURN RATE OF WIND AND HAIL EVENTS.

MINNEAPOLIS/ST. PAUL WAS TOPS ON THE LIST. LOUISVILLE, KENTUCKY WAS ANOTHER AREA. AND WE WERE ALSO — THOUGHT WE WERE OF WHACK IN NORTHWESTERN ARKANSAS. WE HAD A VERY LARGE AGENT THERE AT THE TIME. THOSE ARE THE AREAS THAT REALLY STOOD OUT.

AND ALL THE OTHER AREAS WE FELT WE HAD FOR THE MOST PART AN APPROPRIATE BALANCE BETWEEN OUR EXPOSURE AND OUR EXPECTATION OF WIND AND HAIL LOSSES. SO IN THE AREAS THAT WE DID HAVE AN IMBALANCE, WE TERMINATED AGENCIES. AND OF COURSE THOSE STATES WE ALSO IMPOSE MANDATORY WIND DEDUCTIBLES.

BUT THE BIG ACTION WAS REALLY TO REDUCE OUR REPRESENTATION IN THE AREA. WE FOCUSED ON AGENTS THAT WERE EITHER SMALL, DIDN’T HAVE A BROAD-BASED RELATIONSHIP WITH US, WERE OVER-CONCENTRATED IN PROPERTY, UNDER-CONCENTRATED IN AUTOMOBILE AND THE CASUALTY LINES OR WHERE WE FELT THERE REALLY WASN’T A STRONG ENOUGH RELATIONSHIP TO REMAIN PATIENT. SO, WHAT WE — PARTICULARLY IN THE MINNEAPOLIS/ST. PAUL AREA IN MINNESOTA, WE SIGNIFICANTLY REDUCED OUR PRESENCE, AND TO A LESSER DEGREE IN LOUISVILLE AND NORTHERN ARKANSAS.

Matt Rohrmann - Keefe, Bruyette & Woods - Analyst

OKAY, GREAT. AND THEN OF THE POTENTIAL INITIATIVES YOU HAD MENTIONED IN TERMS OF TALKING TO THE BOARD ABOUT, ANY GUESS AS — OR ABILITY TO PRIORITIZE THOSE? OR KIND OF BE POTENTIALLY A MIX OF ALL FOUR GOALS?

Bob Restrepo - State Auto Financial Corporation - President, Chairman and CEO

WE’RE GOING TO LAY OUT ALL THE OPTIONS AND EVALUATE AND COMMUNICATE THE PROS AND CONS OF EACH, AND THEN WE WILL MAKE OUR RECOMMENDATIONS. I THINK IT WOULD BE PREMATURE RIGHT NOW FOR ME TO GET AHEAD OF MY BOARD AND BE REAL SPECIFIC. I THINK STEVE WAS APPROPRIATELY SPECIFIC AROUND BOTH ABOUT BOTH THE SCOPE AND THE TYPE OF OPTIONS WE ARE CONSIDERING.

AS IT AFFECTS HOMEOWNERS, IT IS REALLY ACCELERATING A LOT OF WHAT WE HAVE BEEN DOING AND LOOKING FOR AREAS WHERE MAYBE TRADITIONALLY WE HAVE BEEN MORE OPTIMISTIC THAN WE’VE GOTTEN TO BE IN THE LAST THREE YEARS. AS I’VE SAID IN THE PAST, I DON’T KNOW WHETHER THIS IS THE NEW NORMAL OR NOT.

BUT WE HAVE HAD 3.5 YEARS OF EXCEPTIONALLY HIGH CATASTROPHE LOSSES PARTICULARLY AS IT RELATES TO WIND AND HAIL. IN THE ABSENCE OF ANYTHING DIFFERENT, WE HAVE TO ASSUME THAT SOMETHING HAS FUNDAMENTALLY CHANGED, AND AS AGGRESSIVE AS WE HAVE BEEN, IT HAS NOT BEEN ENOUGH. SO WE’RE GOING TO HAVE TO LOOK AT BOTH ACCELERATING EXISTING ACTIONS AS WELL AS CONSIDERING NEW ONES.

Matt Rohrmann - Keefe, Bruyette & Woods - Analyst

AND LAST QUESTION STEVE, I JUST WANTED TO DOUBLE CHECK. WHAT WAS IT AGAIN, THE NET IMPACT TO EQUITY ONCE YOU PUT THROUGH THE VALUATION ALLOWANCE AND THE NOLS AND ALL THOSE ADJUSTMENTS? WAS IT $67 MILLION? I DIDN’T CATCH THAT. I APOLOGIZE.

Steve English - State Auto Financial Corporation - VP, CFO

NO, THE IMPACT OF THE ALLOWANCE WAS $115 MILLION, WHICH TO BOOK VALUE WAS $2.86.

Matt Rohrmann - Keefe, Bruyette & Woods - Analyst

OKAY. AND THEN WERE THERE OTHER ADJUSTMENTS YOU SAID IN TERMS OF NOLS AND THINGS LIKE THAT?

Steve English - State Auto Financial Corporation - VP, CFO

WELL, NO, I DIDN’T MENTION THAT. OTHER THAN WHEN YOU WALK THROUGH, IF YOU LOOK AT THE SCHEDULE THAT WE PROVIDED IN THE SUPPLEMENT, YOU CAN SEE WHAT THE NUMBERS WOULD HAVE LOOKED LIKE PRIOR TO THE ALLOWANCE. WHICH, PRIOR TO THE ALLOWANCE WE

WOULD HAVE BOOKED ADDITIONAL DEFERRED TAX BENEFIT ASSOCIATED WITH SECOND QUARTER LOSSES, AND THAT WOULD’VE BEEN BOOKED AS AN NOL CARRYFORWARD. IN FACT, WE DID BOOK IT THAT WAY, BUT THEN THE ALLOWANCE IS PROVIDED FOR AFTER YOU DO THAT INITIAL BOOKING.

Matt Rohrmann - Keefe, Bruyette & Woods - Analyst

OKAY, GOT YOU. AND THEN I GUESS IT’S — YOU’RE GOING TO BE LOOKING AT A ZERO TAX RATE FOR AT LEAST THE REST OF THIS YEAR AND LIKELY INTO NEXT YEAR AS WELL?

Steve English - State Auto Financial Corporation - VP, CFO

CORRECT.

Matt Rohrmann - Keefe, Bruyette & Woods - Analyst

THANK YOU VERY MUCH, GUYS.

Operator

(OPERATOR INSTRUCTIONS) LARRY GREENBERG.

Larry Greenberg - Langen McAlenney - Analyst

HI AND GOOD MORNING. JUST FOLLOWING UP ON THE LAST COMMENT ON THE TAX RATE, SO THAT WOULD BE BOTH A STATUTORY AND A GAAP TAX RATE AT ZERO BECAUSE YOU WILL JUST OFFSET ANY GAAP TAX WITH THE VALUATION ALLOWANCE. IS THAT CORRECT?

Steve English - State Auto Financial Corporation - VP, CFO

THAT IS CORRECT ON A GAAP BASIS. ON STATUTORY, LARRY, IT’S A LITTLE DIFFERENT ONLY BECAUSE YOUR DEFERRED TAXES DON’T GO THROUGH YOUR INCOME STATEMENT. ONLY YOUR CURRENT TAXES DO. OF COURSE WE’RE IN A TAX NOL POSITION, SO THE ONLY CAVEAT TO THAT ON A STATUTORY BASIS WOULD BE MIGHT BE IF THERE IS SOME SORT OF QUIRKY AMT THING THAT FLOWS THROUGH.

Larry Greenberg - Langen McAlenney - Analyst

OKAY. AND WAS THERE ANYTHING UNUSUAL IN INVESTMENT INCOME THIS QUARTER? WAS THAT JUST (MULTIPLE SPEAKERS) THE IMPACT OF THE UNEARNED PREMIUM CATCHING UP TO INVESTED ASSETS?

Steve English - State Auto Financial Corporation - VP, CFO

NO. THE UNUSUAL ITEM WAS THE MAGNITUDE OF WHICH OUR TIPS AND BONDS CONTRIBUTED TO INVESTMENT INCOME. YEAR-OVER-YEAR THE TIPS ADDED $4 MILLION IN ADDITION TO WHAT WE HAD LAST YEAR ON A YEAR-OVER-YEAR BASIS.

Larry Greenberg - Langen McAlenney - Analyst

OKAY. SO THAT IS A ONE TIME THING, OBVIOUSLY.

Steve English - State Auto Financial Corporation - VP, CFO

THE TIP BONDS [OF COURSE] ADJUST QUARTERLY DEPENDING ON HOW THE CPI MOVES, SO THERE IS ALWAYS THE LAG. THIS QUARTER’S MOVEMENT IN CPI WILL SHOW UP IN NEXT QUARTER’S TIP INCOME.

Larry Greenberg - Langen McAlenney - Analyst

OKAY, FAIR. I DON’T KNOW IF THERE’S A WAY TO DO THIS, BUT CAN YOU GIVE US SOME IDEA? I MEAN LET’S SAY THAT THE LAST THREE YEARS WEATHER TURNS OUT TO BE UNUSUAL AND WE’RE BACK TO A DIFFERENT ENVIRONMENT. CAN YOU GIVE US AN IDEA OF HOW QUICKLY IT IS POSSIBLE THAT THE VALUATION ALLOWANCE COULD REVERSE OR BEGIN TO REVERSE?

Steve English - State Auto Financial Corporation - VP, CFO

WELL, UNDER THE STANDARD, YOU ARE REQUIRED TO EVALUATE POSITIVE AND NEGATIVE EVIDENCE. AND THE POSITIVE EVIDENCE, IN OUR CASE THE HOMEOWNERS ACTIONS, RATE INCREASES, THESE SORTS OF THINGS; NEGATIVE EVIDENCE, CERTAINLY THE LOSSES WE HAVE REPORTED, THE VOLATILITY. UNDER THE STANDARD THERE ARE FOUR SOURCES OF INCOME THAT YOU LOOK TO, TO SUPPORT RECOVERABILITY OF A DTA.

AND THOSE ARE WHETHER OR NOT YOU HAVE TAXABLE INCOME IN THE PAST THAT YOU CAN CARRY BACK LOSSES AGAINST; THE REVERSAL OF YOUR EXISTING DTLS, WHICH WE CERTAINLY TOOK INTO ACCOUNT AND OUR EVALUATION; THE THIRD SOURCE IS TAX PLANNING STRATEGIES. THE FOURTH SOURCE IS PROJECTED FUTURE TAXABLE INCOME, WHICH OF COURSE IS THE LEAST OBJECTIVE UNDER THE STANDARD, AND SO WE CAN’T PREDICT WHEN THE ALLOWANCE WILL BE LIFTED. BUT WE NEED TO PRODUCE TAXABLE INCOME IN ORDER TO MAKE THAT CASE UNDER THE STANDARD.

Larry Greenberg - Langen McAlenney - Analyst

OKAY, BUT IF YOU DID PRODUCE TAXABLE INCOME FOR THE NEXT COUPLE OF QUARTERS, CAN IT START TO REVERSE AT YEAR-END? OR WOULD THAT (MULTIPLE SPEAKERS) — ARE WE TALKING SIX QUARTERS BEFORE WE CAN EVEN THINK ABOUT THAT?

Steve English - State Auto Financial Corporation - VP, CFO

LET’S BREAK THAT DOWN INTO TWO PIECES, LARRY. CERTAINLY IN SAYING THAT THIRD AND FOURTH QUARTERS, IF BOOK INCOME AND TAXABLE INCOME IS GENERATED TO THE EXTENT IT IS, WE WILL UTILIZE THE NOL. AND TO THE EXTENT THERE WAS AN ALLOWANCE AGAINST THAT TAX NOL, WE’LL RELEASE THAT PORTION OF THE ALLOWANCE.

SO IF YOU THINK ON IT IN THE NEAR TERM, THE ALLOWANCE WILL MOVE UP AND DOWN AS THE CORRESPONDING DEFERRED ITEMS MOVE UP AND DOWN. SO THEN AT SOME POINT, WHEN WE FEEL THAT THE POSITIVE EVIDENCE ONCE AGAIN OUTWEIGHS THE NEGATIVE EVIDENCE, AT THAT POINT WHATEVER IS SITTING THERE AS AN ALLOWANCE WILL BE ELIMINATED IN TOTALITY.

Larry Greenberg - Langen McAlenney - Analyst

SO IT’S KIND OF AN ALL OR NOTHING THING FOR THE BALANCE SHEET PIECE OF IT, NOT THE ONGOING QUARTERLY PIECE.

Steve English - State Auto Financial Corporation - VP, CFO

CORRECT.

Larry Greenberg - Langen McAlenney - Analyst

OKAY, WOULD — I MEAN, I KNOW IT DEPENDS ON THE LEVEL OF PROFITABILITY. BUT IS IT CONCEIVABLE THAT A COUPLE OF QUARTERS OF DECENT PROFITABILITY COULD PROVIDE THE EVIDENCE NECESSARY TO REMOVE THE ALLOWANCE?

Steve English - State Auto Financial Corporation - VP, CFO

THAT’S EXTREMELY DIFFICULT TO SAY BECAUSE OF THE JUDGMENT INVOLVED. BUT I WOULD SAY IT WILL TAKE MORE THAN TWO QUARTERS OF PROFITABILITY TO OVERCOME THE PRESUMPTION THAT THE NEGATIVE EVIDENCE OUTWEIGHS THE POSITIVE.

Larry Greenberg - Langen McAlenney - Analyst

OKAY. AND THEN FINALLY A KIND OF ANOTHER MUSHY QUESTION. AS, BOB, YOU HAVE LAID OUT TARGET PROFITABILITY OBJECTIVES — AND THEY INVOLVE LEVERAGE RATIOS AND OBVIOUSLY COMBINED RATIO ON TARGETS. BUT JUST FOR YOUR INTERNAL CONVERSATIONS AND I GUESS EXTERNAL CONVERSATIONS, WHEN YOU THINK ABOUT THOSE LEVERAGE RATIOS, DO YOU STILL THINK ABOUT THEM EXCLUDING THE DEFERRED TAX VALUATION ALLOWANCE? OR DO YOU NOW START THINKING ABOUT THOSE LEVERAGE TARGETS KIND OF ON AN AS-REPORTED BALANCE SHEET, IF THAT IS CLEAR?

Steve English - State Auto Financial Corporation - VP, CFO

LARRY, LET ME TAKE THAT ONE. WE WILL THINK ABOUT THAT ON THE STATUTORY SIDE INCLUDING THE VALUATION ALLOWANCE. THE REASON FOR THAT IS BECAUSE RATING AGENCIES AND REGULATORS WILL VIEW IT THAT WAY. DOES THAT MAKE SENSE?

Larry Greenberg - Langen McAlenney - Analyst

YES. IT DOES. OBVIOUSLY TAKING A HIT TO BOOK VALUE MAKES YOUR ROE OBJECTIVES A LOT EASIER TO ATTAIN (MULTIPLE SPEAKERS)

Steve English - State Auto Financial Corporation - VP, CFO

THAT IS TRUE. AND JUST AS THIS QUARTER EXPERIENCED A RATHER LARGE CHARGE, AT THAT TIME WHEN WE DETERMINED THAT POSITIVE EVIDENCE OUTWEIGHS THE NEGATIVE EVIDENCE AND THAT ALLOWANCE COMES BACK IN, THERE WILL BE A POP IN THE OTHER DIRECTION.

Bob Restrepo - State Auto Financial Corporation - President, Chairman and CEO

YES. AND WE’RE NOT TALKING OUT OF BOTH SIDES OF OUR MOUTH WHEN I SAY THIS. BUT AS STEVE SAYS, FROM A FINANCIAL AND FROM A REGULATORY STANDPOINT, YES IT DEFINITELY AFFECTS OUR OUTLOOK FOR THE FUTURE. FROM AN OPERATING STANDPOINT WE’RE NOT ADJUSTING OUR PRICING TARGETS OR OUR PROFIT TARGETS TO LOWER THE ROE BAR.

SO WE’RE ASSUMING THAT AT SOME POINT IN TIME AND THAT VALUATION ALLOWANCE WILL GO AWAY AND WE’LL BE BACK IN MORE NORMAL TIMES. AND SO THE WAY WE RUN THE BUSINESS HAS NOTHING TO DO WITH THE VALUATION ALLOWANCE.

Larry Greenberg - Langen McAlenney - Analyst

GREAT. LAST QUESTION ON THE EXPENSE RATIO; WERE THERE ANY REVERSAL OF BONUS ACCRUALS OR ANYTHING LIKE THAT IMPACTED THE EXPENSE RATIO?

Steve English - State Auto Financial Corporation - VP, CFO

NO, NOTHING SIGNIFICANT.

Larry Greenberg - Langen McAlenney - Analyst

GREAT, THANKS VERY MUCH.

Operator

(OPERATOR INSTRUCTIONS) PAUL NEWSOME.

Paul Newsome - Sandler O’Neill - Analyst

THANK YOU. I WANTED TO ASK A LITTLE BIT ABOUT THE LOSS RATIO IN SPECIALTY AND WHAT KIND OF RETURNS YOUR TARGETING, BECAUSE I THINK I SAW SOMETHING ALONG THE 75, 76 LEVEL. AND IF I COULD SORT OF ADD-IN AND OTHER SORT OF NORMAL EXPENSE RATIO I THINK THAT IS A COMBINED RATIO THAT IS NORTH OF 100.

BUT YOU MENTIONED YOU THOUGHT YOU WERE MAKING ADEQUATE RETURNS THERE, MAYBE YOU (MULTIPLE SPEAKERS) WALK THROUGH THE ECONOMICS OF THAT.

Bob Restrepo - State Auto Financial Corporation - President, Chairman and CEO

WE’RE MAKING ADEQUATE RETURNS FOR WHERE WE ARE RIGHT NOW BUT WE’RE NOT AT OUR TARGETS. OUR TARGET IS REALLY TO PRODUCE COMBINED RATIOS IN THE MID-90S.

AND ONE OF THE THINGS WE’RE WORKING THROUGH RIGHT NOW IS REALLY ACHIEVING SUFFICIENT SCALE IN THE BUSINESSES, AND ALSO ADDRESSING SOME INTERNAL PROCESSING AND TECHNOLOGY ISSUES THAT REALLY ACROSS THE BOARD INFLATES THEIR EXPENSE RATIO. SO THE BIGGEST SINGLE ISSUE WE HAVE IN TERMS OF ACHIEVING THEIR TARGETS ARE THE EXPENSE RATIOS THAT ARE EMBEDDED IN BOTH OUR RED BUSINESS, OUR ROCKHILL BUSINESS AND TO SOME DEGREE OUR WORKERS COMPENSATION BUSINESS.

BEYOND THAT, FOR THE MOST PART WE’RE PRETTY PLEASED WITH THE LOSS RATIO PERFORMANCE WITH RED. I’M VERY PLEASED WITH THE LOSS RATIO PERFORMANCE IN ROCKHILL. AND WE’RE NOT ACHIEVING OUR TARGETS IN WORKERS COMPENSATION.

WE HAVE — WE’RE AHEAD OF WHERE WE THOUGHT WE WOULD BE WITH RTW. BUT AS I MENTIONED IN MY PREPARED REMARKS OUR LEGACY WORKERS COMPENSATION BOOK FOR STATE AUTO IS HIGHER THAN OUR EXPECTATIONS, LARGELY DUE TO REALLY ADDRESSING SOME OLDER CASES AND MAKING SURE THAT WE HAVE APPROPRIATE CASE RESERVES. AND I’M NOT — THE IMPACT OF CASE RESERVES ACTIONS APPROPRIATELY ISN’T FULLY REFLECTED IN THE BULK RESERVES YET.

SO IT IS A WORK IN PROGRESS. OUR BIGGEST SINGLE SHORT-TERM ISSUE IS THE EXPENSE RATIO IN THE BUSINESSES. AND THE LEGACY STATE AUTO WORKERS’ COMPENSATION LOSS RATIO IS HIGHER THAN BOTH RUN RATE AND WHAT OUR EXPECTATIONS WOULD BE.

Paul Newsome - Sandler O’Neill - Analyst

SO, WHEN YOU MEAN THE EXPENSE RATIO, YOU DON’T MEAN THE OPERATING EXPENSE RATIO. YOU MEAN THE LOSS ADJUSTMENT EXPENSE RATIO.

Bob Restrepo - State Auto Financial Corporation - President, Chairman and CEO

I MEAN THE OPERATING EXPENSE RATIO.

Paul Newsome - Sandler O’Neill - Analyst

OKAY. BUT THE LOSS RATIO SEEMS QUITE HIGH, TOO. IS THAT ALSO AN LAE SCALE ISSUE? OR IS IT ALSO THE (MULTIPLE SPEAKERS)

Bob Restrepo - State Auto Financial Corporation - President, Chairman and CEO

THAT INFLUENCES IT, YES. DEFINITELY IN THE WORKERS COMPENSATION LINE AND WE ALSO — WE HAVE VERY CONSERVATIVE LOSS [PICKS]. THESE ARE FAIRLY NEW BUSINESSES TO US.

RED IS GROWING RAPIDLY. ROCKHILL IS GROWING PRETTY AGGRESSIVELY. RTW WE JUST BOUGHT A COUPLE OF YEARS AGO, SO WE’RE MAINTAINING PRETTY CONSERVATIVE LOSS PICKS. AND I THINK, AGAIN, THAT IS APPROPRIATE. BUT THAT ALSO CONTRIBUTES TO WHAT WE’RE BOOKING.

Paul Newsome - Sandler O’Neill - Analyst

THAT CERTAINLY MAKES SENSE. IS THERE A TIMEFRAME FOR GETTING THE SPECIALTY BUSINESS TO YOUR TARGETS AT THIS POINT GIVEN WHAT YOU ARE (MULTIPLE SPEAKERS)

Bob Restrepo - State Auto Financial Corporation - President, Chairman and CEO

WITHIN THE NEXT 18 MONTHS, FOR SURE.

Paul Newsome - Sandler O’Neill - Analyst

TERRIFIC, THANK YOU.

Operator

(OPERATOR INSTRUCTIONS).

Steve English - State Auto Financial Corporation - VP, CFO

OKAY, WELL, THANK YOU ROSE AND WE WANT TO THANK ALL OF YOU FOR PARTICIPATING IN OUR CONFERENCE CALL AND FOR YOUR CONTINUED INTEREST IN AND SUPPORT OF STATE AUTO FINANCIAL CORPORATION. WE LOOK FORWARD TO SPEAKING TO YOU AGAIN ON OUR THIRD QUARTER CALL WHICH IS CURRENTLY SCHEDULED FOR NOVEMBER 1, 2011. THANKS EVERYONE AND HAVE A GREAT DAY.

Operator

THANK YOU. THIS CONCLUDES TODAY’S CONFERENCE. THANK YOU FOR JOINING. YOU MAY DISCONNECT AT THIS TIME.

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